Annual Meeting of Stockholders May 10, 2012 Exhibit 99.1

Statement on Forward-Looking Information
Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.
Forward-Looking Statements
Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation
Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to:
price volatility and demand, particularly in higher margin products; geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal, power and steel market conditions; the impact of the restatement for the years ended December 31, 2011 and 2010 and the related material weakness associated with the accounting treatment for the Apogee and Hobet water treatment facilities; coal mining laws and regulations; the availability and costs of competing energy resources;
legislative and regulatory developments; risks associated with environmental laws and compliance, including selenium-related matters; developments in greenhouse gas emission regulation and treatment; negotiation of labor contracts, labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; increases to contribution requirements to multi-employer retiree healthcare and pension plans;
reductions of purchases or deferral of shipments by major customers; availability and costs of credit;
customer performance and credit risks; inflationary trends; worldwide economic and political conditions;
downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the Company’s ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions;
our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand or disrupting coal supply. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company’s Form 10-K and Form 10-Q reports.

2 Long-Term Growth in Global Coal Markets

Global Population Growth
The world’s urban population is expected to nearly double by 2050
29%
33%
36%
39%
43%
46%
50%
52%
54%
59%
64%
69%
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
1950 1960 1970 1980 1990 2000 2010E 2015F 2020F 2030F 2040F 2050F
Urban Rural
Source: United Nations

Strong Long-Term Global Seaborne Coal Demand
Thermal Metallurgical
Long-term sustainable seaborne demand, led by Asia
Source: McCloskey
4
+26% Increase
+68% Increase
0
100
200
300
400
500
2011 2020
0
200
400
600
800
1000
2011 2020

5 Overview of Patriot

Patriot’s Strengths

Focused on evolving growth markets
–
Metallurgical coal production
–
Increasing exports
–
Modular mine portfolio to adjust to demand
Leverage to the market
–
Met Build-Out program
–
Legacy thermal contract roll-off
Culture
–
Experienced management team
–
Comprehensive safety program & environmental stewardship
–
Disciplined approach, focused on planning and execution
Future growth
–
Organic – Strong and accessible reserve base, particularly high-quality met
–
M&A – Bolt-on and transformational
Product & transportation flexibility to serve long-standing customers

Product Diversification
Diverse locations, products & mining methods
Significant met & thermal coal exports
APP
ILB
CAPP
Met
CAPP
Thermal
NAPP
ILB
Surface
Reserves
1.9 Billion Tons
Export
Domestic
2011 Shipments
2011 Tons Sold
31.1 Million Tons
Mining Method
Underground

Safety is our Top Operational Priority
Record safety results in 2011
–
Incidence rate of 2.73 per
200,000 hours worked
–
National average of 3.61
Nationally recognized mine
rescue teams
–
Earned nine first-place
awards in the 2011 National
Mine Rescue Contest
sponsored by the U.S.
Department of Labor

Fortifying our Team

Opened a second training
facility in West Virginia
–
Training new miners
–
Development of supervisors
and specialists
New labor agreements with the
United Mine Workers of
America
–
Cover about 44 percent of
our workforce
–
Generally extend through
2016

$0
$50
$100
$150
$200
2009 2010 2011
$0
$100
$200
$300
$400
$500
12/31/09 12/31/10 12/31/11
10
Financial Metrics
EBITDA
(in Millions)
110% increase
60% increase
Steady improvement in EBITDA and liquidity
Available Liquidity
(in Millions)

11 How Patriot Will Participate in Global Markets

Met Build-Out Program
+35% increase

Multi-year plan to increase our
base of higher-margin
metallurgical coal products
Increase in metallurgical tons
sold, with met representing a
higher percentage of our total
sales
Modular mine portfolio allowing
the versatility to dial our met
production up or down in a timely
manner in response to market
conditions
0
2
4
6
8
2009 2010 2011 2012

Increasing Exports Expect double-digit exports in 2012 +195% increase 13 0 2 4 6 8 10 12 2009 2010 2011 2012 Met Thermal

14 Current Global Coal Markets

Metallurgical
Current Market Conditions
Current market weakness leading to reduced U.S. coal production
15
Thermal
“Perfect Storm” in the U.S.
Low natural gas prices
Mild winter
Increased regulation
Industrial production not
yet fully recovered
U.S. exports to Europe
expected to be sustainable
U.S. production being idled
Strengthening U.S. demand
Weaker international demand
European sovereign debt
issues
Chinese growth rate
declining slightly
U.S. exports may soften, but
expected to remain at
historically high levels
Australian production
increasing after 2011 flooding
U.S. production being idled
Demand
Supply

Domestic & Global Steel Mill Utilization
Both domestic & global steel mill utilization rates are at 70-80%
Global utilization has weakened in recent months
16
0
10
20
30
40
50
60
70
80
90
100
Global
U.S.
Updated: 04/28/12
80.8%
81.1%

17 How Patriot is Responding to Current Markets

Recent Actions to Match Production to Demand
Metallurgical
–
Reduced production at Rocklick and Wells complexes
–
Idled Gateway Eagle mine and one CM unit at Black Oak mine
–
Idled certain contractor mines
–
Gateway Eagle and Black Oak on “hot idle” to quickly bring production back on-line
Thermal
–
Idled Big Mountain complex, which produced 1.8 million tons in 2011
–
Idled Campbell’s Creek No. 6 and Coalburg mines in Q1, which together produced 1.2 million tons in 2011
–
Idling Freedom mine in Q2, which produced 1.2 million tons in 2011
Cost reductions
Capital redeployment

Short-term inventory build and lower first half of 2012 shipments

Highlights of Q1 2012

Q1 2012 EBITDA of $36.2 million
Record Illinois Basin EBITDA per
ton of $6.80
Executed underwritten
commitment to provide financing
for convertible debt maturity and
replacement of existing credit
facility
Available liquidity of $338.3
million at March 31, 2012
Q1 2012 safety incidence rate of
2.86 per 200,000 hours worked,
compared with national average of
3.69
$(8)
$(6)
$(4)
$(2)
$-
$2
$4
$6
$8
Illinois Basin EBITDA/ton

20 New Patriot Website www.patriotcoal.com

Annual Meeting of Stockholders May 10, 2012 Contact: Janine Orf Vice President – Investor Relations 314.275.3680 jorf@patriotcoal.com

Reconciliation of EBITDA to Net Income (Loss)
($ in Millions)
$(48.0)
(0.5)
12.8
(57.4)
(15.2)
(63.0)
121.5
(188.1)
$141.9
2010 2009 2011 1Q12
EBITDA $110.7 $176.7 $36.2
Depreciation, Depletion & Amortization (205.3) (186.3) (41.4)
Sales Contract Accretion 298.6 55.0 11.6
Asset Retirement Obligation Expense (35.1) (81.6) (32.0)
Restructuring & Impairment Charge (20.2) (13.6) (32.8)
Interest Expense & Other (38.1) (65.5) (16.2)
Interest Income 16.6 0.2 0.1
Income Tax Provision - (0.4) -
Net Income (Loss) $127.2 $(115.5) $(74.5)